                                POWER OF ATTORNEY



                  The undersigned, Sheikh Abdulaziz bin Ibrahim Al Ibrahim, hereby constitutes and appoints Tarek Ayoubi, with full power of substitution, his true and lawful attorney-in-fact and agent, in any and all capacities, with full power and authority to execute, deliver and file any reports to be filed with the United States Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, with respect to the acquisition, ownership or disposition of shares of Starwood Hotels & Resorts Trust and Starwood Hotels & Resorts Worldwide, Inc., granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or other substitutes, may lawfully do or cause to be done.

                                    Polestar Limited

                                    /s/ Sheikh Abdulaziz bin Ibrahim Al Ibrahim
                                    -------------------------------------------
                                    Name: Sheik Abdulaziz bin Ibrahim Al Ibraham
                                    Title: Authorized Signatory

Date:    January 24, 1998

                                POWER OF ATTORNEY



                  The undersigned, Aspen Enterprises International Holdings, Ltd., a Cayman Islands corporation, hereby constitutes and appoints Tarek Ayoubi, with full power of substitution, its true and lawful attorney-in-fact and agent, in any and all capacities, with full power and authority to execute, deliver and file any reports to be filed with the United States Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, with respect to the acquisition, ownership or disposition of shares of Starwood Hotels & Resorts Trust and Starwood Hotels & Resorts Worldwide, Inc., granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or other substitutes, may lawfully do or cause to be done.


                               Aspen Enterprises International Holdings, Ltd.



                               By: /s/ Sheikh Abdulaziz bin Ibrahim Al Ibrahim

                               ------------------------------------------------
                               Name: Sheikh Abdulaziz bin Ibrahim Al Ibrahim
                               Title: Authorized Signatory



Date:    January 24, 1998

                                POWER OF ATTORNEY



                  The undersigned, Polestar Limited, a Cayman Islands corporation, hereby constitutes and appoints Tarek Ayoubi, with full power of substitution, its true and lawful attorney-in-fact and agent, in any and all capacities, with full power and authority to execute, deliver and file any reports to be filed with the United States Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, with respect to the acquisition, ownership or disposition of shares of Starwood Hotels & Resorts Trust and Starwood Hotels & Resorts Worldwide, Inc., granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or other substitutes, may lawfully do or cause to be done.


                             Polestar Limited


                             By: /s/ Sheikh Abdulaziz bin Ibrahim Al Ibrahim
                                 ------------------------------------------
                                 Name:  Sheikh Abdulaziz bin Ibrahim Al Ibrahim
                                 Title: Authorized Signatory


Date:    January 24, 1998

                                POWER OF ATTORNEY



                  The undersigned, Moonbeam Enterprises International, Ltd., a Cayman Islands corporation, hereby constitutes and appoints Tarek Ayoubi, with full power of substitution, its true and lawful attorney-in-fact and agent, in any and all capacities, with full power and authority to execute, deliver and file any reports to be filed with the United States Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, with respect to the acquisition, ownership or disposition of shares of Starwood Hotels & Resorts Trust and Starwood Hotels & Resorts Worldwide, Inc., granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or other substitutes, may lawfully do or cause to be done.


                                        Moonbeam Enterprises International, Ltd.


                               By: /s/ Sheikh Abdulaziz bin Ibrahim Al Ibrahim
                                   --------------------------------------------
                                   Name: Sheikh Abdulaziz bin Ibrahim Al Ibrahim
                                   Title: Authorized Signatory


Date:    January 24, 1998